Exhibit 10.17
Loan No. AC-TX-MM-10-001-001

The obligations evidenced by this Guaranty are subordinated to the Wells Mid-Horizon Loan Obligations, as defined in, and in the manner and to the extent set forth in, that certain Intercreditor Agreement of even date herewith, by and between Bank of America, N.A., a national banking association, as Administrative Agent, and A10 Capital, LLC, a Delaware limited liability company, for so long as the Wells Mid-Horizon Loan Obligations shall remain outstanding.

CONDITIONAL TERMINATING GUARANTY

THIS CONDITIONAL TERMINATING GUARANTY (this “Guaranty”) is executed effective as of February 24, 2010, by Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company, whose address for notice purposes is c/o Wells Real Estate Funds, 6200 The Corners Parkway, Norcross, GA 30092 (collectively, the “Guarantor”), for the benefit of A10 Capital, LLC, a Delaware limited liability company (“Lender”), whose address is 950 W. Bannock Street, Suite 950, Boise, Idaho 83702.

AMOUNT OF GUARANTY.  This is a guaranty of payment of the Note and any other amounts owed under the Loan Documents, including, without limitation, the principal of the Note in the amount of Six Million Nine Hundred Thousand and 00/100 Dollars ($6,900,00.00).

GUARANTY.  Subject to the Conditions of Termination provision set forth in this Guaranty, for good and valuable consideration, Guarantor absolutely and unconditionally guarantees and promises to pay to Lender, or its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of Wells VAF – Parkway at Oak Hill, LLC, a Delaware limited liability company (“Borrower”), to Lender on the terms and conditions set forth in this Guaranty.

INDEBTEDNESS GUARANTEED.    The “Indebtedness” guaranteed by this Guaranty includes (a) all principal, (b) all interest, (c) all default interest, (d) all late charges, (e) all loan fees and loan charges, (f) all other amounts owed or advanced under the Note, (g) all collection costs and expenses relating to the Note, the Loan Documents, or to any collateral securing the Note and the Loan Documents (including, without limitation, Lender’s collection costs, Lender’s costs and expenses to third parties in connection with the Loan Documents, and all of Lender’s reasonable attorneys’ fees) and (h) any other amounts owed by Borrower to Lender under the Loan Documents.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties. If this Guaranty is executed by more than one Guarantor, then each Guarantor is jointly and severally liable under this Guaranty.

CONDITIONS OF TERMINATION.    This Guaranty and all obligations hereunder shall terminate if, upon the occurrence of an Event of Default which results in Lender accelerating the

Indebtedness, exercising its remedies against the Mortgaged Property, and completing a transfer and/or sale of the Mortgaged Property (such event the “Foreclosure”), the following conditions have been met (or Guarantor immediately causes such conditions to be met within three (3) days after notice and demand by Lender) and continue to be met and satisfied through the completion of the Foreclosure such that all such conditions are fully met and satisfied upon transfer of the Mortgaged Property by Lender (collectively, the “Conditions of Termination”): (i) all insurance policies and endorsements required pursuant to the terms and provisions of the Note, the Mortgage or any Loan Document are fully paid and in effect at all times; (ii) all taxes relating to the Mortgaged Property are paid current; (iii) Borrower is not in default of any of its obligations as lessor under leases affecting the Mortgaged Property; (iv) all security deposits, advance deposits or any other deposits collected with respect to the Mortgaged Property are delivered to Lender prior to or upon the Foreclosure, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the leases prior to the occurrence of the Event of Default; (v) there is no failure to pay charges for labor or materials or other charges that can create liens on any portion of the Mortgaged Property; (vi) there has not been the commencement of a voluntary or an involuntary case or other proceeding against Borrower or any other Person (as defined in the Mortgage) having an ownership in the Mortgaged Property (each, a “Bankruptcy Party”) which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, or consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing; (vii) there is no falsity, inaccuracy or material breach by Borrower or Guarantor of any written warranty, repesentation or statement made or furnished to Lender (including the intentional omission of any material information relating to such written warranty, repesentation or statement) by or on behalf of Borrower or Guarantor; and (viii) if requested by Lender, Borrower completes a transfer via deed in lieu of foreclosure (or other form acceptable to Lender in its sole discretion) of all of Borrower’s right, title and interest in and to the Mortgaged Property to Lender or its assignee as soon as reasonably practicable following delivery of Lender’s written notice requesting such transfer.

In the event (i) all of the Conditions of Termination are not satisfied in full, (ii) there is any fraud or intentional misrepresentation by Borrower or any Grantor Party in connection with the Loan, or (iii) the removal, disposal or conversion by Borrower or any Grantor Party of any portion of the Mortgaged Property after an Event of Default, then Lender shall be entitled to and shall enforce the full and prompt payment and performance of Guarantor’s obligations under this Guaranty.

DURATION OF GUARANTY.  Subject to the Conditions of Termination provision set forth in this Guaranty, this Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. Release of

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any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.

GUARANTOR’S AUTHORIZATION TO LENDER.  Guarantor authorizes Lender, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) to make one or more additional secured or unsecured loans to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including, without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR’S REPRESENTATIONS AND WARRANTIES.  Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the execution, delivery and performance by Guarantor of this Guaranty does not require the consent or approval of any other party or governmental authority which has not been obtained; (E) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (F) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (G) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (H) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (I) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (J) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (K) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition; and (L) no statement of fact made by Guarantor in this Guaranty contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein not

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misleading. Guarantor intends that this Guaranty constitutes the legal, valid and binding obligations of Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors’ rights. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

FINANCIAL INFORMATION.  Until all of the Indebtedness has been paid in full, Guarantor will promptly submit to Lender such information relating to Guarantor’s affairs (including, but not limited to, annual financial statements and tax returns for Guarantor) or any security for the Guaranty as Lender may reasonably request.

GUARANTOR’S WAIVERS.  Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including, without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

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Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by Borrower, Guarantor, or both.

GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS.    Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences, that Guarantor has had an opportunity to consult with its attorney regarding this Guaranty and the waivers contained herein, and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR.  Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided, however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

EVENTS OF DEFAULT AND REMEDIES.  The occurrence of any of the following shall constitute an “Event of Default” under this Guaranty: (i) any Event of Default (as defined in the Note, the Mortgage or any Loan Document); (ii) Guarantor’s failure to perform any of its obligations hereunder; (iii) the falsity, inaccuracy or material breach by Guarantor of any written warranty, repesentation or statement made or furnished to Lender by or on behalf of Guarantor (including the intentional omission of any material information relating to such written warranty, repesentation or statement); or (iv) the termination or attempted termination of this Guaranty. Subject to the Conditions of Termination provision above, upon the occurrence of any Event of Default, (a) Guarantor shall pay to Lender the amount of the Indebtedness; and/or (b) Lender, in its discretion, may exercise with respect to any collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial

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Code; and/or (c) Lender, in its discretion, may exercise from time to time any other rights and remedies available to it under the Loan Documents, or at law, in equity or otherwise.

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Guaranty:

Amendments.    This Guaranty, together with all Loan Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses.  Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings.  Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law.  This Guaranty will be governed by, construed and enforced in accordance with federal law and the laws of the State of Idaho. This Guaranty has been accepted by Lender in the State of Idaho.

Jurisdiction and Choice of Venue.  Guarantor irrevocably consents to the jurisdiction of all state and federal courts located within the State of Idaho. If there is a lawsuit, Guarantor agrees upon Lender’s request to submit to the jurisdiction and venue of the courts of Ada County, State of Idaho.

Integration.  Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation.  In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor”, respectively, shall mean all and any one or more of them. The words “Guarantor,” “Borrower” and “Lender” include the heirs, successors, assigns and transferees of each of them. If this Guaranty is executed by more than one Guarantor, then each Guarantor is jointly and severally liable under this Guaranty. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of

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this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices.  Any notice required to be given under this Guaranty shall be given in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party. All such notices shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth in the opening paragraph of this Guaranty and shall be effective on the earliest of (1) when actually delivered, (2) on the first business day after deposit with an overnight air courier service, or (3) on the third business day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee. Any notice so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Guarantor, as the case may be. Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender.    Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns.    Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waive Jury.    Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding or counterclaim brought by either Lender or Borrower against the other.

DEFINITIONS.    Capitalized terms not defined herein shall have the meaning set forth in the Mortgage. The following capitalized words and terms shall have the following meanings when used in this Guaranty:

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Mortgage.    The word “Mortgage” means the Deed of Trust With Assignment of Leases and Rents, Security Agreement and Fixture Filing dated February 24, 2010, from Borrower to and for the benefit of Lender, securing the Note, relating to the Mortgaged Property.

Note.    The word “Note” means the Promissory Note dated February 24, 2010, from Borrower to Lender, in the original principal amount of $6,900,000.00, together with all renewals, extensions, modifications, refinancings, consolidations and substitutions of such promissory note.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN (i) SECTION TITLED “DURATION OF GUARANTY” OR (ii) SECTION TITLED “CONDITIONS OF TERMINATION”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 24, 2010.

GUARANTOR:

Wells Mid-Horizon Value-Added Fund I, LLC,
a Georgia limited liability company
By: Wells Investment Management Company, LLC,
a Georgia limited liability company,
its Manager

By: /s/ Kevin A. Hoover
Kevin A. Hoover, President

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